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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported):  May 2, 1995


                              IN HOME HEALTH, INC.
- --------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          Minnesota                    33-17228C                 41-1458213
- ------------------------------     -----------------         -----------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       Carlson Center, Suite 500
       601 Lakeshore Parkway
       Minnetonka, Minnesota                                         55305-5214
- ------------------------------------------                           ----------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (612) 449-7500


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Item 5. OTHER EVENTS.

        On May 2, 1995 In Home Health, Inc. entered into a Securities Purchase and Sale Agreement with Manor Healthcare Corp.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits

       10.1 Securities Purchase and Sale Agreement between In Home Health, Inc. and Manor Healthcare Corp. dated May 2, 1995.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             IN HOME HEALTH, INC.



                                             by    /s/ Kenneth J. Figge
                                               --------------------------------
                                               Kenneth J. Figge
                                               Executive Vice President


Dated: May 3, 1995




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